                                                                   EXHIBIT 10.19


                           MEGO MORTGAGE CORPORATION

                   WAREHOUSING CREDIT AND SECURITY AGREEMENT

                                AMENDMENT NO. 1

     This Agreement, dated as of August 9, 1996 (this "Agreement"), is between Mego Mortgage Corporation, a Delaware corporation, and The First National Bank of Boston. The parties agree as follows:

     1. Credit Agreement; Definitions. This Agreement amends the Warehousing Credit and Security Agreement dated as of August 11, 1995 among the parties hereto (as in effect prior to giving effect to this Agreement, the "Credit Agreement"). Terms defined in the Credit Agreement as amended hereby (the "Amended Credit Agreement") and not otherwise defined herein are used with the meaning so defined.

     2. Amendment of Credit Agreement. Effective upon the date all the conditions set forth in Section 4 hereof are satisfied (the "Amendment Date"), which conditions must be satisfied no later than August 13, 1996, the Credit Agreement is amended as follows:

           2.1. Amendment of Section 1.1. The definitions of "Balance Sheet Date," "Termination Date," "Title I Loan" and "Title I Note" in Section
      1.1 of the Credit Agreement are amended to read in their entirety as follows:

                 Balance Sheet Date means August 31, 1995.

                 Termination Date  means the date which is the earliest to
            occur of (i) August 8, 1997, or (ii) the date on which the Bank accelerates the Obligations as the result of the occurrence of an Event of Default.

                 Title I Loan means (i)  an individual home improvement loan insured by the FHA pursuant to Title I, Section 2 of the National Housing Act, as amended and in effect from time to time, and (ii) an individual home improvement loan that is not insured by the FHA; provided, however, that the aggregate principal amount of all such uninsured individual home improvement loans that constitute "Title I Loans" for purposes of the Loan Documents shall not exceed $5,555,555 at any one time outstanding.

                 Title I Note means a note, bond or other evidence of
            indebtedness (which may be secured by a Mortgage) which constitutes a Title I Loan and which is in compliance with all Title I Regulations if it is (or is to be) insured by the FHA.

      Paragraphs (i)(d), (vi) and (xi) of the definition of Acceptable Loans Receivable are amended to read in its entirety as follows:

                 (i)(d) If required by the Title I Regulations, a transfer of
            Note Report, completed in full except for the box requiring the
             FHA case number.

                                     * * *

                 (vi) Such Title I Loan and Title I Collateral is in all
            respects as required by and in accordance with all applicable laws and regulations governing the same, including, without limitation, the Title I Regulations (if applicable) and the federal Consumer Credit Protection Act and the regulations promulgated thereunder and all applicable usury laws and restrictions.

                                     * * *

                 (xi) The property covered by a Mortgage, if any, for such
            Title I Loan is free and clear of all liens except in favor of the Company (which has assigned any and all such liens to the Bank for the benefit of the Banks) and except as permitted by the Title I Regulations or, in the case of Title I Loans not subject to the Title I Regulations, liens that would be permitted by the Title I Regulations if such loans were in fact subject to the Title I Regulations.

      Paragraphs (b)(i) and (ii) of the definition of Availability are amended to read in their entirety as follows:

            (b)  (i) the sum of

            (A) 95% of the then outstanding principal balance of each Acceptable Loan Receivable with respect to an FHA-insured Title I

            Loan other than Undocumented Title I Collateral, and

            (B) 90% of the then outstanding principal balance of each Acceptable Loan Receivable with respect to Title I Loans that are not FHA-insured other than Undocumented Title I Collateral; plus

             (ii) the lesser of

            (A) the sum of (1) 95% of the then outstanding principal balance of each Acceptable Loan Receivable with respect to an FHA-insured Title I Loan plus (2) 90% of the then outstanding principal balance of each Acceptable Loan Receivable with respect to Title I Loans that are not FHA-insured and, in the case of Title I Loans described in the foregoing clauses (1) and (2), constituting Undocumented Title I Collateral as to which an Agreement to Pledge has been delivered to the Bank and which has not been included in the calculation of Availability for more than the Undocumented Period; or

            (B)  $4,000,000.00;

            The definition of Tangible Net Worth is amended by adding at the end thereof the following provision:

            ", but not deducting excess servicing rights and mortgage servicing rights pursuant to clauses (a) and (b) above."

            The definition of Transfer of Note Report is amended to read in its entirety as follows:

                 Transfer of Note Report means, with respect to each Title I
            Note subject to Title I Regulations, the Title I Transfer of Note Report as contained in the United States Department of Housing and Urban Development form number HUD-27030 (8-86) or any update or modification thereof. To the extent permissible under applicable H.U.D. rules and regulations, one Transfer of Note Report may be utilized for multiple Title I Notes.

     The following definition is added to Section 1.1:

                 1996 Credit Agreement means the Credit Agreement dated June
            28, 1996, as from time to time in effect, between Mego

            Mortgage Corporation and The First National Bank of Boston, as Agent for itself and certain other lenders.

            2.2. Amendment of Section 4.2. Section 4.2(a)(i) of the Credit Agreement is amended to read in its entirety as follows:

                 (i) the sum of (A) ninety-five percent (95%) of the proceeds of any sale of Title I Collateral representing insured Title I Loans made pursuant to Section 4.1 above, plus (B) ninety percent (90%) of the proceeds of any sale of Title I Collateral representing uninsured Title I Loans made pursuant to Section 4.1 above, or

            2.3. Amendment of Section 6.5. Section 6.5 of the Credit Agreement is amended by replacing the date "August 31, 1994" with the date "August 31, 1995."

            2.4. Amendment of Section 6.16. Section 6.16 of the Credit Agreement is amended to read in its entirety as follows:

                 6.16. Representations Under Master Purchase Agreement. The Company remakes and reaffirms all of its representations set forth in the Master Purchase Agreement as if set forth at length herein, other than representations that (a) the Title I Loans are not subject to liens since the Company has granted liens to the Bank,
            (b) the Title I Loans are all subject to the Title I Regulations since Greenwich Capital has accepted non-FHA insured home improvement loans under the Master Purchase Agreement and (c) are not applicable to loans that are not subject to the Title I Regulations.

            2.5. Amendment of Section 8.1. Section 8.1(a) of the Credit Agreement is amended to read in its entirety as follows:

                 (a) Indebtedness to the Bank arising under any of the Loan
            Documents or Indebtedness arising under the 1996 Credit Agreement;

            2.6. Amendment of Section 8.2. Clause (ii) of Section 8.2 of the Credit Agreement is amended to read in its entirety as follows:

                  (ii) the encumbrances granted to the Bank hereunder and the encumbrances granted under the 1996 Credit Agreement;

            Clause (iv) of Section 8.2 of the Credit Agreement is amended by replacing the figure "$1,000,000.00" with "$2,000,000.00".

            2.7. Amendment of Section 9. Section 9(a) of the Credit Agreement is amended to read in its entirety as follows:

                 (a) The Company will not at any time permit its Tangible Net
            Worth to be less than the sum of (a) $12,500,000 plus (b) the amount by which Tangible Net Worth has been increased after August 31, 1995 as a result of capital contributions, the issuance of capital stock or partnership interests of the Company or any of its Subsidiaries, the issuance of warrants, options or other rights to acquire such capital stock or partnership interest plus (c) 50% of net income (determined in accordance with GAAP) (if positive) for the period beginning on May 1, 1996 and ending with the most recently completed month.

            2.8. Amendment of Section 12.1. Section 12.1 of the Credit Agreement is amended so that:

                  (a) the figure "$1,000,000.00" in paragraph (f) is replaced with "$500,000",

                  (b) the figure "$250,000.00" in paragraph (h) is replaced with "$500,000";

                  (c) paragraph (j) reads in its entirety as follows:

                       (j) Mego Financial Corp. shall cease to own legal and
                  beneficial title to at least two-thirds of the outstanding capital stock of the Company;

                  (d)  paragraph (m) reads in its entirety as follows:

                       (m) Mego Financial Corp. shall cease to own legal and
                  beneficial title to at least two-thirds of the outstanding capital stock of Preferred Equities Corporation;

           2.9. Amendment of Exhibit D. Exhibit D to the Credit Agreement is amended to read as set forth in Exhibit D hereto.

     3. Representations and Warranties. The Company represents and warrants as follows:

           3.1. Legal Existence, Organization. The Company is duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization, with all power and authority, corporate, partnership or otherwise, necessary (a) to enter into and perform this Agreement, the Amended Credit Agreement and the other Loan Documents to which it is party and (b) to own its properties and carry on the business now conducted or proposed to be conducted by it. The Company has taken all corporate or other action required to make the provisions of this Agreement and the Amended Credit Agreement the valid and enforceable obligations they purport to be.

           3.2. Enforceability. The Company has duly authorized, executed and delivered this Agreement. Each of this Agreement and the Amended Credit Agreement is the legal, valid and binding obligation of the Company and is enforceable against it in accordance with its terms.

           3.3. No Legal Obstacle to Agreements. Neither the execution, delivery or performance of this Agreement, nor the performance of the Amended Credit Agreement, nor the consummation of any other transaction referred to nor contemplated by this Agreement, nor the fulfillment of the terms hereof or thereof, has constituted or resulted in or will constitute or result in:

           (1) any breach or termination of the provisions of any agreement, instrument, deed or lease to which the Company is a party or by which it is bound, or of the charter documents or by-laws of the Company;

           (2) the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Company;

           (3) the creation under any agreement, instrument, deed or lease of any encumbrance (other than encumbrances on the Collateral which secure the Obligations) upon any of the assets of the Company; or

           (4) any redemption, retirement or other repurchase obligation of the Company under any charter document, by-law, agreement, instrument, deed or lease.

      No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other
      Person is required to be obtained or made by the Company in connection with the execution, delivery and performance of this Agreement or the performance of the Amended Credit Agreement, or the consummation of the transactions contemplated hereby or thereby.

           3.4. Defaults. Immediately before and after giving effect to the amendments set forth in Section 2, no Default will exist.

           3.5. Incorporation of Representations and Warranties. The representations and warranties set forth in Section 6 of the Amended Credit Agreement are true and correct on the date hereof as if originally made on and as of the date hereof.

      4. Conditions. The effectiveness of this Agreement shall be subject to the satisfaction of the following conditions, which conditions must be satisfied prior to August 14, 1996 or this Agreement shall terminate:

           4.1. Legal Opinion. On the Amendment Date, the Bank shall have received from Greenberg Traurig Hoffman Lipoff Rosen & Quentel, P.A., special counsel for the Company, their opinion with respect to the transactions contemplated by this Agreement, which opinion shall be in form and substance satisfactory to the Bank. The Company authorizes and
      directs   its counsel to furnish the foregoing opinion.

           4.2. Perfection of Security. The Company shall have duly authorized, executed, acknowledged, delivered, filed, registered and recorded such UCC financing statements, security agreements, notices, transfer powers and other instruments as the Bank may have requested in order to perfect the security interests and encumbrances purported or required pursuant to the Loan Documents to be created in the Collateral.

           4.3. Officer's Certificate. The representations and warranties of the Company set forth or incorporated by reference herein shall be true and correct as of the Amendment Date as if originally made on and as of the Amendment Date; no Default shall have occurred on or prior to the Amendment Date or hereby; and the Bank shall have received a certificate to these effects signed by an officer of the Company in the event the Amendment Date occurs after the date hereof.

           4.4. Proper Proceedings. This Agreement, each other Loan Document and the transactions contemplated hereby and thereby shall have been authorized by all necessary proceedings of the Company and any of its Affiliates party thereto. All necessary consents, approvals and authorizations of any governmental or administrative agency or any other Person with respect to any of the transactions contemplated hereby or by any other Loan Document shall have been obtained and shall be in full force and effect. The Bank shall have received copies of all documents, including certificates, records of corporate and partnership proceedings and opinions of counsel, which the Bank may have reasonably requested in connection therewith, such documents where appropriate to be certified by proper corporate, partnership or governmental authorities.

      5. Further Assurances. The Company will, promptly upon the request of the Bank and from time to time, execute, acknowledge, deliver, file and record all such instruments and notices, and take all such other action, as the Bank deems necessary or advisable to carry out the intent and purposes of this Agreement.

      6. General. The Amended Credit Agreement and all of the Loan Documents are each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Loan Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. Each of this Agreement and the Amended Credit Agreement is a Loan Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Note. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of The Commonwealth of Massachusetts.

     Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.


                               MEGO MORTGAGE CORPORATION


                               By  /s/
                                  -------------------------------------
                                  Title:



                               THE FIRST NATIONAL BANK OF BOSTON


                               By  /s/
                                  -------------------------------------
                                  Title:


     Each of the undersigned consents to the foregoing amendment and confirms that the Loan Documents to which it is party remain in full force and effect:


                                  MEGO FINANCIAL CORP.


                                  By  /s/
                                     ----------------------------------
                                     Title:



                                  PREFERRED EQUITIES CORPORATION


                                  By  /s/
                                     ----------------------------------
                                     Title:

     The undersigned consents to the foregoing amendment and confirms that (a) the Loan Documents to which it is party, including the Master Purchase Agreement and the related Collateral Assignment and Pricing Letters remain in full force and effect and (b) non-FHA insured home improvement loans pledged under the Credit Agreement are included in the Master Purchase Agreement and the related Collateral Assignment and Pricing Letters:


                                GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.


                                By  /s/
                                   -------------------------------
                                   Title: